                           SCHEDULE 14A INFORMATION

         PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )


Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:


/ /  Preliminary Proxy Statement                        / / Confidential, for Use of the Commission
                                                            Only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Solicitin Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           North Coast Energy, Inc.
- --------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to  which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                            NORTH COAST ENERGY, INC.




                     NOTICE OF ANNUAL STOCKHOLDERS' MEETING
                          TO BE HELD SEPTEMBER 4, 1996


To Our Stockholders:

         The Annual Meeting of Stockholders (the "Meeting") of North Coast Energy, Inc. (the "Company") will be held at the offices of North Coast Energy, Inc., 1993 Case Parkway, Twinsburg, Ohio, on Wednesday, September 4, 1996, at 1:00 p.m., EDT, preceded by an Open House at Noon (please note the RSVP card included with your proxy), to consider and act upon the following:

1. The election of two Directors whose term of office will expire in 1999; and

2. The transaction of such other business as may properly come before the Meeting or any adjournments thereof.

         Holders of Common Stock and Series A Preferred Stock of record at the close of business on July 8, 1996 are entitled to notice of and to vote at the Meeting. Stockholders owning Units and separate shares of Series A Preferred Stock or Common Stock will receive multiple proxies, one blue (Units), one white (Common Stock) and one pink (Series A Preferred Stock), and should execute and return all proxies. Stockholders holding only either Units or Common Stock will receive only one proxy and should execute and return it.

         Whether or not you expect to be personally present at the Meeting, please be sure that the enclosed proxy is properly marked, signed and dated, and returned without delay in the enclosed prepaid envelope. Such action will not limit your right to vote in person or to attend the Meeting, but will ensure your representation if you cannot attend.

                                        By Order of the Board of Directors,

                                        THOMAS HILL
                                        Secretary



August 7, 1996

                            NORTH COAST ENERGY, INC.
                              5311 Northfield Road
                          Cleveland, Ohio  44146-1135

                           _________________________

                                PROXY STATEMENT

                            MAILED ON AUGUST 7, 1996

                         ANNUAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON SEPTEMBER 4, 1996

         Proxies in the form enclosed with this Proxy Statement are solicited by the Board of Directors of North Coast Energy, Inc., a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders (the "Meeting") to be held on Wednesday, September 4, 1996, and any adjournments thereof. The time, place and purposes of the Meeting are stated in the Notice of Annual Meeting which accompanies this Proxy Statement.

         Only stockholders of record as of July 8, 1996 will be entitled to vote at the Meeting or any adjournments thereof. As of that date, 8,040,285 shares of Common Stock, par value $.01 per share (the "Common Stock"), and 305,140 shares of Series A, 6% Convertible Preferred Stock (the "Series A Preferred Stock"), of the Company were issued and outstanding. Each share of Common Stock outstanding as of the record date will be entitled to one vote, and each share of Series A Preferred Stock outstanding as of the record date will be entitled to 2.3 votes. Stockholders may vote in person or by proxy. The Company's Certificate of Incorporation does not provide for cumulative voting rights. Execution of a proxy will not in any way affect a stockholder's right to attend the Meeting and vote in person. Any stockholder has the right to revoke a proxy by written notice to the Secretary of the Company at any time before it is exercised, including by executing another bearing a later date, or by attending the Meeting and voting in person. Stockholders owning Units and/or separate shares of Common Stock and Series A Preferred Stock will receive multiple proxies, one blue (Units), one white (Common Stock) and one pink (Series A Preferred Stock), and should execute and return all proxies that they receive. Stockholders holding only Units or Common Stock or Series A Preferred Stock will receive only one proxy and should execute and return it.

         A properly executed proxy returned in time to be cast at the Meeting will be voted in accordance with the instructions contained thereon, if it is not revoked. If no choice is specified on the proxy, it will be voted "FOR" the election of the individuals nominated by the Board of Directors.


         The cost of soliciting proxies in the form accompanying this Proxy Statement will be borne by the Company. In addition to solicitation by mail, proxies may be solicited by Directors, officers and employees of the Company in person or by mail, telephone, facsimile or telegraph, following the original solicitation.

         At the Annual Meeting, in accordance with the Delaware General Corporation Law and the Company's Certificate of Incorporation, the inspectors of election appointed by the Board of Directors for the Annual Meeting will determine the presence of a quorum and will tabulate the results of stockholder voting. Pursuant to the Company's By-Laws, at the Annual Meeting the holders of a majority of the outstanding shares of the Company's Common Stock entitled to vote at the meeting, present in person or by proxy, will constitute a quorum. The shares represented at the Annual Meeting by proxies which are marked, with respect to the election of Directors, as "withheld" or, with respect to any other proposals, "abstain", will be counted as shares present for purposes of determining whether a quorum is present.

         Under the rules of the New York Stock Exchange, brokers who hold shares in street name for beneficial owners have the authority to vote on certain items when they have not received instructions from such beneficial owners. Under applicable Delaware law, if a broker returns a proxy and has not voted on a certain proposal, such broker non-votes will count for purposes of determining a quorum.

         Pursuant to the Company's By-Laws, at the Annual Meeting, a majority of the votes cast is sufficient to elect a nominee as a Director. In the election of Directors, votes may be cast in favor or withheld; votes that are withheld or broker non-votes will have no effect on the outcome of the election of Directors.

         Pursuant to the Company's By-Laws, all other questions and matters brought before the meeting will be decided by the vote of the holders of a majority of the outstanding shares entitled to vote thereon present in person or by proxy at the meeting, unless otherwise provided by law or by the Certificate of Incorporation. In voting for such other matters, votes may be cast in favor, against or abstained. Abstentions will count as present for purposes of the proposal on which the abstention is noted and will have the effect of a vote against the proposal. Broker non-votes, however, are not counted as present and entitled to vote for purposes of determining whether a proposal has been approved and will have no effect on the outcome of such proposal.

THE COMPANY

         North Coast Energy, Inc. and its subsidiaries ("North Coast" or the "Company") are engaged in the business of oil and gas exploration, development and production. The Company was incorporated under the laws of Delaware in August, 1988 as a successor to and for the purposes of continuing the business and operations of an existing corporation and combining the assets and properties of North Coast with those to be acquired through an acquisition conducted as an exchange offer.

SHARE OWNERSHIP OF PRINCIPAL HOLDERS AND MANAGEMENT

         The following table sets forth information with respect to the Common Stock, Series A Preferred Stock and Series B Cumulative Convertible Preferred Stock (the "Series B Preferred Stock" and, collectively with the Series A Preferred Stock, the "Preferred Stock") owned on July 8, 1996 by: (i) each person known by the Company to own beneficially more than 5% of the Company's outstanding Common Stock and Preferred Stock at such date; (ii) each Director of the Company; (iii) each of the executive officers listed in the Summary Compensation Table included elsewhere herein; and (iv) all Directors and executive officers as a group, and the percentage of the outstanding shares represented thereby.

                                                                                   SERIES A                    SERIES B
                                             COMMON STOCK                     PREFERRED STOCK(1)          PREFERRED STOCK(2)
                                 ------------------------------------     ---------------------------  -----------------------
                                     Amount and                             Amount and                   Amount and
                                     Nature of                Percent       Nature of         Percent     Nature of    Percent
 Nature and Address (3)              Beneficial                 of          Beneficial           of       Beneficial      of
 of Beneficial Owner                 Ownership                 Class        Ownership          Class      Ownership     Class
- -----------------------              ----------               -------       ----------        -------    -----------   -------
 Charles M. Lombardy,  Jr......    720,158 Shares   (4)(5)      8.46%     1,430 Shares(5)       .47%       0 Shares       0%
 Garry Regan(12)...............    716,871 Shares   (4)         8.42%         0 Shares            0%       0 Shares       0%
 Charles K. Ebinger............     10,000 Shares   (6)(7)       .12%         0 Shares            0%     500 Shares     .11%
 W. Dale  Wegrich..............     20,750 Shares   (7)          .24%         0 Shares            0%   1,000 Shares     .22%
 George R. Begley..............     23,000 Shares   (7)(8)       .27%         0 Shares            0%       0 Shares       0%
 Robert L. Bauman(12)..........          0 Shares                  0%         0 Shares            0%       0 Shares       0%
 Robert M. Hoisek..............     36,489 Shares   (4)(9)       .43%         0 Shares            0%       0 Shares       0%
 Bruce E. Brocker..............  2,152,599 Shares              25.30%     5,655 Shares         1.85%       0 Shares       0%
 Anthony Kovacevich............     20,000 Shares   (4)          .24%         0 Shares            0%       6 Shares       0%
 NAGIT (USA) INC..............   1,899,000 Shares   (10)       23.64%         0 Shares            0%       0 Shares       0%
 Eugene Hershman..............     437,213 Shares               5.14%     9,960 Shares         3.26%       0 Shares       0%
 All Directors and executive     1,607,170 Shares   (11)       18.89%     1,430 Shares          .47%   1,500 Shares     .33%
 officers as a group (10
 persons)

   (1)   Each  share of  Series A  Preferred Stock  is currently  convertible into  2.3 shares  of Common Stock.
   (2)   Each share of  Series B  Preferred Stock is  currently convertible into 5.75  shares of  Common Stock.
   (3)   The  address of Messrs. Lombardy  and Regan is Suite  320, 5311 Northfield Road, Cleveland, Ohio 44146.  The address of
         Mr. Brocker is 3769 Tippecanoe Place, Canfield, Ohio 44406.  The address of NAGIT (USA) INC. ("NAGIT")  is 950 West
         Valley Road, #2404, Wayne, Pennsylvania 19087.  The address of Mr. Hershman is 13340 Verdon Drive, Palm Beach Gardens,
         Florida 33410.
   (4)   Includes  380,582 shares of Common  Stock, in the aggregate,  which could be acquired by Messrs.  Regan (177,066 shares),
         Lombardy (177,066 shares),  Kovacevich  (20,000  shares)  and  Hoisek (26,450 shares) upon the exercise of immediately exercisable stock options which they hold.
   (5)   The  share ownership figures  for Mr. Lombardy include 6,588 shares of Common  Stock and 1,430 shares of  Series A
         Preferred Stock owned by a trust for which Mr. Lombardy is the trustee and as to which he disclaims any beneficial interest.
   (6)   Does not include 2,875 shares of Common Stock issuable upon conversion of 500 shares of Series B Preferred Stock held by Dr. Ebinger.
   (7)   Includes 10,000 shares of Common Stock which may be acquired upon the exercise of immediately exercisable options.
   (8)   Does not include 8,050 shares of Common Stock issuable upon exercise of 7,000 Series B Warrants held by Mr. Begley's spouse. Mr. Begley disclaims beneficial ownership of such shares.
   (9)   Includes 10,039 shares of Common Stock held by Mr. Hoisek's spouse.
  (10)   Does not include 500,000 shares of Common Stock which may be acquired upon the exercise of certain Warrants to purchase
         Common Stock.
  (11)   Includes 469,107 shares of Common Stock which may be acquired by all Directors and executive officers as a group upon the exercise of immediately exercisable stock options.
  (12)   Messrs. Regan and Bauman are brothers-in-law.

                             ELECTION OF DIRECTORS

         The Company's Board of Directors is divided into three classes, with each class currently consisting of two Directors. One class of Directors is elected at each Annual Meeting to serve a three-year term. At the Annual Meeting, stockholders will be asked to elect two Directors whose term will expire at the 1999 Annual Meeting.

         Unless otherwise directed, the persons named in the accompanying proxy will vote for the election of the nominees set forth in the table below as Directors of the Company. In the event of the death of or inability to act of such nominees, the proxies will be voted for the election as a Director of such other persons as the Board of Directors may recommend. The Board of Directors has no reason, however, to anticipate that this will occur. In no event will the accompanying proxy be voted for persons other than those named below and any such substitute nominee. Under applicable provisions of Delaware law and the Company charter documents, the nominees receiving the greatest number of votes cast at a meeting at which a quorum is present will be elected as Director of the company. Accordingly, abstentions and broker non- votes will have no effect on the election of Directors.

         Pursuant to an agreement between the Company and NAGIT, the Company is required to use its best efforts to elect a representative designated by NAGIT to the Company's Board of Directors. Pursuant to the terms of a Stockholders Agreement dated September 29, 1994 ("the Stockholders Agreement"), NAGIT and Messrs. Regan and Lombardy have agreed to nominate and vote for each party's designee for election as a Director. The Stockholders Agreement terminates on September 28, 2004.

         Pursuant to an agreement with the Company, Mr. Bruce E. Brocker has agreed, until January 6, 1997, to vote all of his voting securities of the Company for the election of those directors nominated by the Board of Directors.

NOMINEE OF ELECTION

            Name              Age                     Principal Occupation and History
            ----              ---                     --------------------------------
 Charles M. Lombardy, Jr.    46      Chief Executive Officer; Director.
 (1)                                 Mr. Lombardy has served as an executive officer and as a Director of the Company's predecessor since 1981 and  has  been  Chief
                                     Executive Officer and a Director of the Company since  August,
                                     1988.  Mr. Lombardy holds a B.B.A. from Kent State University and is a member of the Ohio Oil & Gas Association and the Independent
                                     Petroleum Association of America.  Mr. Lombardy also  serves as
                                     Secretary/Treasurer of NCE Securities, Inc.,  a  wholly-owned subsidiary of the Company and a registered broker-dealer.

            Name              Age                     Principal Occupation and History
            ----              ---                     --------------------------------
 Charles K. Ebinger (1)      48      Director
                                     Dr. Ebinger has served  as a Director of the Company  since August,
                                     1988.   Dr.  Ebinger has over  14 years  experience in conventional energy policy  planning,  energy  pricing  analysis,  economic  and political  risk  analysis,  market forecasting  and  energy project
                                     feasibility    assessment,    design,   and    implementation   for
                                     international  corporations,  banks  and  governments.   From  1979
                                     through 1987,  Dr.  Ebinger was  the  Director  of the  Energy  and
                                     Strategic  Resources  Program  at  the  Georgetown  University  for
                                     Strategic  and International  Studies.  From  1987 to  1988, he was
                                     senior  consultant to  Putnam  Hayes  and  Bartlett,  Inc.    Since
                                     January, 1988 he has  served as Director of  the Energy Analysis  &
                                     Planning Group  of Energy/Development  International.  Since  1984,
                                     Dr.  Ebinger  has  been a  Director  of  the  Kokomo Gas  and  Fuel
                                     Company.  He  holds a  B.A. from Williams  College and Masters  and
                                     Doctorate Degrees  from the Fletcher  School of Law and  Diplomacy,
                                     Tufts University.

 DIRECTORS CONTINUING IN OFFICE

            Name              Age                     Principal Occupation and History
            ----              ---                     --------------------------------
 George R. Begley (2)        53      Director.
                                     Mr. Begley  was elected as  a Director of North  Coast in September
                                     1994.   Mr. Begley  holds a  B.A. from  New York  University.   Mr.
                                     Begley joined  the investment  banking firm  of Prescott, Ball  and
                                     Turben  in  1971 and  worked  in  both  its  Cleveland and  London,
                                     England offices.   In  1974, in  conjunction with  two partners  he
                                     established  McKinley  Allsopp  Inc.  ("McKinley"),  an  investment
                                     banking  firm with  offices  in London,  Paris and  New York.   Mr.
                                     Begley remained  with McKinley until 1990.  In 1990, he became Vice
                                     Chairman  of  the  Forthill   Group,  based  in  New   York,  which
                                     specializes in  both raising  capital for  companies and  acquiring companies for its own account.  In 1995, Mr.  Begley formed his own private investment  banking office  to assist  select companies  in financing projects.  Mr. Begley serves on  the Board  pursuant to a
                                     designation  by   NAGIT  under  the   terms  of  the   Stockholders
                                     Agreement.

            Name              Age                     Principal Occupation and History
            ----              ---                     --------------------------------
 Robert L. Bauman (2)        55      Director.
                                     Mr. Bauman was elected as a Director  of North Coast in June  1996.
                                     Mr. Bauman is Chairman,  President and  Chief Executive Officer  of
                                     Hickok  Incorporated,   a  publicly  traded  leader  in  automotive
                                     electronic  diagnostic  technology.    Mr.  Bauman  is  a  graduate
                                     engineer  from Case  Institute of  Technology and received  his MBA from Case Western Reserve University.

 Garry Regan (3)             46      President; Director.
                                     Mr. Regan  served  as an  executive  officer  and Director  of  the
                                     Company's  predecessor  since  1981  and  has  been  President  and
                                     Director of the Company since  August 1988.  He holds a B.S. Degree from  Ohio  State University  and  a  Masters Degree  from  Indiana
                                     University.   Mr.  Regan is a  member of  the Independent Petroleum
                                     Association of America.  Mr. Regan also serves  as President of NCE
                                     Securities,  a  wholly-owned  subsidiary  of  the   Company  and  a
                                     registered broker-dealer.


 W. Dale Wegrich (3)         67      Director.
                                     Mr. Wegrich has served as  a Director of the Company  since August,
                                     1988.   From  1955 until his  retirement in  1985, Mr.  Wegrich was employed  by Diamond Shamrock Corporation  (now Maxus  Energy) in a
                                     variety  of executive  positions,  including service  as  Chairman,
                                     President  or  Board  Member  of  a  number   of  Diamond  Shamrock
                                     subsidiaries.  From January, 1986  until his retirement in  1991 he served  as  the  Director  of  Public  Utilities  of  the  City  of
                                     Cleveland.    Mr.  Wegrich  received  a  B.A.  Degree  from  Baylor
                                     University and  has completed  the advanced  management program  at
                                     The Harvard School of Business.

 (1)    Nominee for election.  Term as a Director expires in 1999.
 (2)    Term as a Director expires in 1997.
 (3)    Term as a Director expires in 1998.


                      COMMITTEES OF THE BOARD OF DIRECTORS

         The Board of Directors has three standing committees: the Audit Committee, the Compensation Committee and the Stock Option Committee.

         The Audit Committee, of which Dr. Ebinger and Messrs. Begley and Wegrich are members, oversees the accounting functions of the company, including matters related to the appointment and activities of the Company's auditors. The Audit Committee met once during the year ended March 31, 1996.

         The Compensation Committee, of which Dr. Ebinger and Messrs. Wegrich and Lombardy are members, reviews and makes recommendations concerning the salaries of the Company's executive officers and administers the Company's Profit Sharing Plan. The Compensation Committee met once during the year ended March 31, 1996.

         The Stock Option Committee, of which Dr. Ebinger and Mr. Lombardy are members, review and makes recommendations concerning the Company's Stock Option Plan and Stock Bonus Plan. The Stock Option Committee did not meet during the year ended March 31, 1996.

         The Board of Directions of the company held six meetings during the year ended March 31, 1996. All of the Directors attended at least 75% of the meetings of the Board of Directors and each committee on which they served except Dr. Ebinger and Mr. Begley.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The Compensation Committee of the Board of Directors includes Charles
M. Lombardy, Jr., the Chief Executive Officer of the Company.

                     UNTIMELY BENEFICIAL OWNERSHIP REPORTS

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and Directors, and persons who beneficially own more than 10% of any class of equity security to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Executive officers, Directors and greater than 10% beneficial owners are required by SEC regulation to furnish the company with copies of all Section 16(a) forms they file.

         Based solely on a review of the copies of such forms furnished to the Company, the Company believes that for the fiscal year ended March 31, 1996, all Section 16(a) filing requirements applicable to its executive officers, Directors and greater than 10% beneficial owners were complied with, with the exception of two reports pertaining to two transactions which were filed late on behalf of Messrs. Regan and Begley.

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

         The following tables sets for the annual and long-term compensation for the Company's Chief Executive Officer and the three highest paid executives (the "Named Executive Officers") earning in excess of $100,000 for fiscal 1996.

                           SUMMARY COMPENSATION TABLE

                                                                                   Long-Term
                                          -
                                               Annual Compensation                Compensation
                                               -------------------                ------------
                                                                 Other       Number of
                                                                Annual      Securities      All Other
                                                                Compen-     Underlying       Compen-
 Name and Principal Position      Year     Salary      Bonus    sation        Options       sation (1)
 ---------------------------      ----     ------      -----    ------        -------       ----------
 Charles M. Lombardy, Jr.         1996     $165,000   $     0     N/A           --              $6,308
   Chief Executive Officer;       1995      165,635         0     N/A           --               4,974
   Director                       1994      165,635         0     N/A         115,000            9,671

 Garry Regan                      1996      165,000         0     N/A           --               5,348
   President; Director            1995      165,635         0     N/A           --               4,014
                                  1994      165,635         0     N/A         115,000            8,711

 Robert M. Hoisek                 1996      134,600       500     N/A           --               3,221
   Executive Vice President       1995      154,983       500     N/A           --               1,970
                                  1994      154,595       500     N/A           --               5,562

 Anthony Kovacevich               1996      100,000     1,000     N/A           --                 625
   Vice President -               1995       45,327         0     N/A            20,000            625
   Exploration
   and Production


         No Named Executive Officer received personal benefits or perquisites during fiscal year 1996 in excess of the lesser of $50,000 or 10% of his aggregate salary and bonus.

1. The amounts set forth in the table include, with respect to Messrs. Lombardy and Regan $2,810 and $1,850, respectively, for fiscal years 1996, 1995, and 1994 in life insurance premiums paid by the Company pursuant to the terms of employment agreements between the Company and of such persons. See "Compensation of Directors and Executive Officers -- Employment Agreements." With respect to all of the Named Executive Officers, the amounts set forth in the table reflect the following contributions under the Company's Profit Sharing Plan and matching funds through the 401(K) Plan: Mr. Lombardy, $3,498, $2,164 and $6,861; Mr. Regan, $3,498, $2,164 and $6,861 and
         Mr. Hoisek, $3,221, $1,970, and $5,562 for fiscal years 1996, 1995 and
         1994, respectively. Mr. Kovacevich was not eligible for the Company's Profit Sharing Plan. Under the terms of the Profit Sharing Plan, all employees of the Company who have completed a 12 month period with at least 1,000 hours of service for the Company or its affiliates are eligible to participate in the plan. The amount of the Company's contributions to the Profit Sharing Plan is determined by the Board of Directors. Allocations of Company contributions under the plan are made on the basis of a participant's total compensation and are subject to a graded vesting schedule which allows 20% vesting after two years of service with an additional 20% vesting for each complete year of service thereafter.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                           AND FISCAL YEAR-END VALUES

         The following table summarizes options exercised during fiscal 1996 and presents the value of unexercised options held by the Named Executive Officers at fiscal year end:

                                                         Number of Securities           Value of Unexercised
                               Shares                   Underlying Unexercised          In-the-Money Options
                              Acquired                Options at Fiscal Year-End        at Fiscal Year-End(1)
                                on           Value    ---------------------------    ---------------------------
           Name               Exercise      Realized   Exercisable   Unexercisable    Exercisable   Unexercisable
           ----               --------      --------   -----------   -------------    -----------   -------------
 Charles   M.  Lombardy, Jr.     --           $  0       177,066            0            $ 0           $  0
 Garry Regan                     --              0       177,066            0              0              0
 Robert M. Hoisek                --              0        26,450            0              0              0
 Anthony Kovacevich              --              0        20,000            0              0              0
___________

1. Based upon the closing bid price of a share of Common Stock as reported on the NASDAQ system on March 31, 1996. None of the options were in-the-money at March 31, 1996.

         Employment Agreements. On May 3, 1995, after being recommended and approved by the Compensation Committee, the Company entered into employment contracts with Messrs. Lombardy and Regan providing for the employment of these officers through January 31, 1998, with an option to extend for a three year period, unless earlier terminated pursuant to the terms of these agreements. These agreements provide for base annual compensation of $165,000 to each of Messrs. Lombardy and Regan, with increases for cost of living based upon the Consumer Price Index. The base annual salary of $165,000 is the same amount each executive was receiving under previous employment contracts with the Company. Additional bonuses may be awarded from time to time by the Board of Directors. In addition, the Board of Directors has the authority to increase, but not decrease without the executive's consent, the base salary of automobile expenses, disability coverage, death benefits, and severance payments. Each agreement provides that for a period of two years from the date of the termination of the executive's employment the executive will not, directly or indirectly, engage in any business competitive with that of the Company or otherwise interfere with the Company's business.

         Each of the employment agreements contains provisions addressing a possible change in control of the Company (the "Change in Control Provisions"). The Change in Control Provisions require the payment of certain benefits to these executive officers upon the termination of the employment, other than for good cause, after the occurrence of a change in control of the Company. A "change in control of the Company" is defined to include a change in the securities ownership of the Company's securities which would be required to be reported as a change in control in a proxy statement filed under the Securities Exchange Act of 1934, the Company's ceasing to have a class of equity securities registered under Section 12 of the Securities Exchange Act of 1934, or the acquisition by any person or entity of 50% or more of the outstanding shares of Common Stock of the Company (or its equivalent in voting power of any class or classes of the Company's securities).

         Under the Change in Control Provisions, either of these two executive officers who remains in the employ of the Company following the date of the occurrence of a change in control of the Company and whose employment is subsequently terminated other than for good cause would be entitled to receive a lump sum payment from the Company, regardless of whether such executive officer continues in the employ of the Company (the "Change in Control Payment"). After the occurrence of a change in control, "termination" is defined to include relocation of the principal place at which the executive is to perform his duties to a location outside the Cleveland, Ohio metropolitan area, a substantial reduction in the benefits provided to the executive, a substantial reduction in the executive's responsibilities or functions or a substantial adverse change in the executive's working conditions. It should be noted that the Change in control Provisions provide for the payment of the Change in Control Payment in the event of a termination of the executive's employment after any change in control of the Company, regardless of whether such change in control is approved by the Board of Directors and/or stockholders of the Company.

         Under such Change in Control Provisions, in the event of a termination of employment after a Change in Control, other than for good cause, each of Messrs. Lombardy and Regan would be entitled to Change in Control Payments in the amount equal to six times the average annual salary, bonus, and incentive compensation amounts paid during the three year period immediately proceeding the termination after a Change in Control. Also, at the executive's election, he could elect to receive seventy-two equal payments for a period of seventy-two months or a lump sum equal to the aggregate of the monthly amounts payable discounted to present value at a discount rate of 7% per annum.

         The Change in Control Provisions will make more difficult or may discourage a proxy contest, the assumption of control of the Company by a substantial shareholder or shareholder group, or the removal of incumbent management. Additionally, the Change in Control Provisions may have the effect of discouraging a third party from making a tender offer or otherwise attempting to obtain control of the Company, even though such an attempt might be beneficial to the Company and its stockholders. Accordingly, stockholders of the Company may be deprived of certain opportunities to sell their shares of Common Stock at temporarily higher market prices often associated with actual or rumored takeover attempts.

         On October 11, 1994, Mr. Kovacevich entered into a three year employment agreement with the Company providing for base compensation of $100,000 per year. The agreement also provides for life insurance.

         Directors Fees. The Company pays its Directors who are not employees of the Company an annual retainer of $3,500 and a fee of $500 for attendance in person, or by telephone if substantive matters are discussed, at each meeting of the Board of Directors, plus reimbursement of expenses.

                              CERTAIN TRANSACTIONS

         The Company believes that the terms of the following transactions were as favorable to the Company as could have been obtained from unaffiliated third parties. All future transactions between the Company and its affiliates will be on terms no less favorable to the Company than those that could be obtained from unaffiliated parties and all loans to Company officers, affiliates and stockholders will be approved by a majority of disinterested directors, if any.

         During the fiscal year ended March 31, 1996, the Company leased its headquarters in Cleveland, Ohio, from Continental Land and Building Co., which is owned by Eugene Hershman, who currently owns approximately 5% of the outstanding Common Stock of the Company. The aggregate annual lease payments for this facility are approximately $60,000.

         On January 6, 1995, the Company entered into an agreement with Mr. Brocker, formerly Chairman of the Board and Director of the company, relating to the separation of Mr. Brocker from the Company. The agreement terminated Mr. Brocker's Employment Agreement and the Restated Stockholders Agreement between Messrs. Brocker, Regan and Lombardy, and Mr. Brocker resigned as an Officer and Director of the company. The agreement also provides that Mr. Brocker will provide consulting services to the Company and that Mr. Brocker is subject to certain nondisclosure and noncompetition provisions as defined in the agreement. Pursuant to the agreement, Mr. Brocker receives payments of $173,100 each year for three years. The agreement also provides for certain other payments relating to automobile expenses, health coverage, death benefits and payments in lieu of the Company's contribution on behalf of Mr. Brocker under the profit sharing plan, as if he had still been employed by the Company.

         Effective as of June 30, 1995, Mr. Begley entered into an agreement with the Company relating to Mr. Begley's previous services to the Company in connection with various financing efforts, for which Mr. Begley received a $30,000 fee for his services.

                                 OTHER MATTERS

         The Board of Directors is not aware of any matter to come before the Meeting other than those mentioned in the Notice of Annual Meeting of Stockholders. If other matters, however, properly come before the Meeting, it is the intention of the persons named in the accompanying proxy to vote in accordance with their best judgment on such matters insofar as the proxies are not limited to the contrary.

         A representative of the firm of Arthur Andersen LLP, the Company's independent accountants, will be in attendance at the Annual Meeting, will have an opportunity to make a statement if he so desire and will be available to respond to questions from stockholders concerning the Company's audited financial statements.

         Any stockholder who wishes to submit a proposal for inclusion in the proxy materials to be distributed by the Company in connection with its Annual Meetings of Stockholders to be held in 1997 must do so no later than April 10, 1997. To be eligible for inclusion in the 1997 proxy materials of the company, proposals must conform to the requirements set forth in Regulation 14A under the Securities Exchange Act of 1934.

         Upon receipt of a written request from any stockholder, the Company will mail, at no charge to the stockholder, a copy of the Company's Annual Report on Form 10-K, including financial statements and schedules required to be filed with the Securities and Exchange

Commission pursuant to Rule 13a-1 under the Securities Exchange Act of 1934, for the Company's most recent year. Written request for such Report should be directed to:


                            North Coast Energy, Inc.
                              5311 Northfield Road
                          Cleveland, Ohio  44146-1135
                             Attention:  President

         You are urged to sign and return your proxy promptly in the enclosed return envelope to make certain your shares will be voted at the Meeting.


                                             By Order of the Board of Directors,



                                             Thomas Hill
                                             Secretary

                                NORTH COAST ENERGY, INC.

                                         PROXY
                  ANNUAL MEETING OF STOCKHOLDERS -- SEPTEMBER 4, 1996
              THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

            The undersigned hereby (i) appoints Charles M. Lombardy, Jr., Garry Regan, and Timothy D. Wagers, and each of them, as Proxy holders and attorneys, with full power of substitution, to appear and vote all of the Units of North Coast Energy, Inc. which the undersigned shall be entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the offices of North Coast Energy, Inc., 1993 Case Parkway, Twinsburg, Ohio, on Wednesday, September 4, 1996 at 1:00 P.M. (EDT), and at any adjournments thereof, hereby revoking any and all proxies heretofore given, and (ii) authorizes and directs said Proxy holders to vote all of the shares of Common Stock and Preferred Stock of the Company represented by this Proxy as follows, WITH THE UNDERSTANDING THAT IF NO DIRECTIONS ARE GIVEN BELOW, SAID UNITS WILL BE VOTED "FOR" THE ELECTION OF THE DIRECTORS NOMINATED BY THE BOARD OF DIRECTORS.

            (1) ELECTION OF DIRECTORS                / / FOR both of the nominees listed         / / WITHHOLD AUTHORITY
                                                        (except as marked to the contrary           to vote for both nominees
                                                        below)                                      listed
                                                        Charles M. Lombardy, Jr. and
                                                        Charles K. Ebinger

        (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the following line)

                  --------------------------------------------------------------
                       (Continued and to be signed on other side)

                                                                         UNITS
                          (Proxy -- continued from other side)

        (2) In their discretion to act on any other matter or matters which may properly come before the Annual Meeting.

                                      Dated:             , 1996
                                            -------------------

                                      ----------------------------------------
                                      Your signature to this Proxy form should
                                      be exactly the same as the name
                                      imprinted hereon. Persons signing as
                                      executors, administrators, trustees or
                                      in similar capacities should so
                                      indicate. For joint accounts, the name
                                      of each joint owner must be signed.

                                      PLEASE DATE, SIGN AND RETURN
                                      PROMPTLY IN THE ACCOMPANYING
                                      ENVELOPE.

                                                                    1 -- Units

                                NORTH COAST ENERGY, INC.

                                         PROXY
                  ANNUAL MEETING OF STOCKHOLDERS -- SEPTEMBER 4, 1996
              THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

            The undersigned hereby (i) appoints Charles M. Lombardy, Jr., Garry Regan, and Timothy D. Wagers, and each of them, as Proxy holders and attorneys, with full power of substitution, to appear and vote all of the shares of Preferred Stock of North Coast Energy, Inc. which the undersigned shall be entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the offices of North Coast Energy, Inc., 1993 Case Parkway, Twinsburg, Ohio, on Wednesday, September 4, 1996 at 1:00 P.M. (EDT), and at any adjournments thereof, hereby revoking any and all proxies heretofore given, and (ii) authorizes and directs said Proxy holders to vote all of the shares of Preferred Stock of the Company represented by this Proxy as follows, WITH THE UNDERSTANDING THAT IF NO DIRECTIONS ARE GIVEN BELOW, SAID SHARES WILL BE VOTED "FOR" THE ELECTION OF THE DIRECTORS NOMINATED BY THE BOARD OF DIRECTORS.

            (1) ELECTION OF DIRECTORS               / / FOR both of the nominees listed         / / WITHHOLD AUTHORITY
                                                        (except as marked to the contrary           to vote for both nominees
                                                        below)                                      listed
                                                        Charles M. Lombardy, Jr. and
                                                        Charles K. Ebinger

        (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the following line)

                  --------------------------------------------------------------

                       (Continued and to be signed on other side)

                                                                    SHARES
                          (Proxy -- continued from other side)

        (2) In their discretion to act on any other matter or matters which may properly come before the Annual Meeting.

                                    Dated:                            , 1996
                                          ----------------------------

                                    ----------------------------------------
                                    Your signature to this Proxy form should
                                    be exactly the same as the name
                                    imprinted hereon. Persons signing as
                                    executors, administrators, trustees or
                                    in similar capacities should so
                                    indicate. For joint accounts, the name
                                    of each joint owner must be signed.

                                    PLEASE DATE, SIGN AND RETURN
                                    PROMPTLY IN THE ACCOMPANYING
                                    ENVELOPEE.

2 -- Preferred Stock

                                NORTH COAST ENERGY, INC.

                                         PROXY
                  ANNUAL MEETING OF STOCKHOLDERS -- SEPTEMBER 4, 1996
              THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

            The undersigned hereby (i) appoints Charles M. Lombardy, Jr., Garry Regan, and Timothy D. Wagers, and each of them, as Proxy holders and attorneys, with full power of substitution, to appear and vote all of the shares of Common Stock of North Coast Energy, Inc. which the undersigned shall be entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the offices of North Coast Energy, Inc., 1993 Case Parkway, Twinsburg, Ohio, on Wednesday, September 4, 1996 at 1:00 P.M. (EDT), and at any adjournments thereof, hereby revoking any and all proxies heretofore given, and (ii) authorizes and directs said Proxy holders to vote all of the shares of Common Stock of the Company represented by this Proxy as follows, WITH THE UNDERSTANDING THAT IF NO DIRECTIONS ARE GIVEN BELOW, SAID SHARES WILL BE VOTED "FOR" THE ELECTION OF THE DIRECTORS NOMINATED BY THE BOARD OF DIRECTORS.

            (1) ELECTION OF DIRECTORS               / / FOR both of the nominees listed         / / WITHHOLD AUTHORITY
                                                        (except as marked to the contrary           to vote for both nominees
                                                        below)                                      listed
                                                        Charles M. Lombardy, Jr. and
                                                        Charles K. Ebinger

        (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the following line)

                  --------------------------------------------------------------
                       (Continued and to be signed on other side)

                                                                    SHARES
                          (Proxy -- continued from other side)

        (2) In their discretion to act on any other matter or matters which may properly come before the Annual Meeting.

                                   Dated:                               , 1996
                                        -------------------------------

                                   ----------------------------------------
                                   Your signature to this Proxy form should
                                   be exactly the same as the name
                                   imprinted hereon. Persons signing as
                                   executors, administrators, trustees or
                                   in similar capacities should so
                                   indicate. For joint accounts, the name
                                   of each joint owner must be signed.

                                   PLEASE DATE, SIGN AND RETURN
                                   PROMPTLY IN THE ACCOMPANYING
                                   ENVELOPE.

                                                              3 -- Common Stock